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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  March 30,  2005


                        DIAMOND TRIUMPH AUTO GLASS, INC.
               (Exact Name of Registrant as Specified in Charter)

     Delaware                     333-33572                  23-2758853
  (State or Other            (Commission File Number)       (IRS Employer
  Jurisdiction of                                         Identification No.)
   Incorporation)


            220 Division Street                                  18704
          Kingston, Pennsylvania                               (Zip Code)
   (Address of Principal Executive Offices)


Registrant's telephone number, including area code:   (570) 287-9915

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 30, 2005, Diamond Triumph Autoglass, Inc. (the "Company") and CIT Group/Business Credit, Inc., as lender ("CITBC"), entered into Amendment Number Ten (the "Amendment") to the Financing Agreement dated March 27, 2000, as amended (the "Financing Agreement").

The Company amended the Financing Agreement, to, among other things, amend the Company's Availability (as defined in the Amendment). The Amendment provides for revolving advances of up to the lesser of: (1) $25 million; (2) the sum of 85% of the Company's Eligible Accounts Receivable (as defined in the Financing Agreement) plus 85% of the Company's Eligible Inventory (as defined in the Financing Agreement), less certain reserves; or (3) an amount equal to 2.0 times the Company's EBITDA (as defined in the Financing Agreement) for the prior twelve months. In addition, the amendment replaced the minimum EBITDA covenant (as defined in the Financing Agreement) with a Fixed Charge Coverage Ratio (as defined in the Amendment). The Financing Agreement, as amended, requires the Company to maintain as of the end of each fiscal month through December 31, 2005, a Fixed Charge Coverage Ratio of not less than 1.0:1.0 for the then trailing 12-month period. As of the end of each fiscal month thereafter, the Company is required to maintain a Fixed Charge Coverage Ratio of not less than 1.1:1.0 for the then trailing 12-month period. Reference is made to the complete text of the Amendment, a copy of which is filed as Exhibit 10.1 attached hereto.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 4, 2005, Diamond issued a press release announcing its financial results for the year ended December 31, 2004. A copy of Diamond's press release is attached as Exhibit 99.1 to this Current Report.

The information in Item 2.02 of this Current Report, including exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01 OTHER EVENTS- FORM 12b-25

On April 1, 2005, The Company filed a Form 12b-25 with respect to the filing of its annual report on Form 10-K for the fiscal year eneded December 31, 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1 Amendment Number Ten to the Financing Agreement.

99.1 Press release of Diamond Triumph Auto Glass, Inc. (the "Diamond") dated April 4, 2005.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




   Date:  April 4, 2005              DIAMOND TRIUMPH AUTO GLASS, INC.


                                     By:  /s/  Michael A. Sumsky
                                          --------------------------------------
                                     Name:   Michael A. Sumsky
                                     Title:  President - Chief Financial Officer






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                                    EXHIBITS

10.1  Amendment Number Ten to the Financing Agreement.

99.1 Press release of Diamond Triumph Auto Glass, Inc. (the "Diamond") dated April 4, 2005.